UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
NaviSite, Inc.
(Exact name of registrant as specified in its charter)

Delaware	52-2137343
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
000-27597
(Commission File Number)
400 Minuteman Road
Andover, Massachusetts
01810
(Address of principal executive offices)
(zip code)
(978) 682-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Explanatory Note: This Form 8-K/A amends and supplements the Current Report on Form 8-K filed by NaviSite, Inc. (the “Company”) on September 18, 2007 in connection with the Company’s acquisition of all the issued and outstanding common stock of netASPx Inc.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
     The following financial statements filed as exhibit 99.1 hereto are incorporated herein by reference:

Exhibit
99.1 Page
Independent Auditors’ Report	2
Consolidated Balance Sheets as of December 31, 2006 and 2005	3
Consolidated Statements of Operations for the years ended December 31, 2006 and 2005	4
Consolidated Statements of Stockholder’s Equity for the years ended December 31, 2006 and 2005	5
Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005	6
Notes to Consolidated Financial Statements	7

Unaudited Condensed Consolidated Balance Sheet at June 30, 2007	19
Unaudited Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and 2006	20
Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and 2006	21
     (b) Pro Forma Financial Information
     The following pro forma financial information is filed as exhibit 99.2 hereto and is incorporated herein by reference:

Exhibit
99.2 Page
Unaudited Pro Forma Condensed Combined Balance Sheet	2
Unaudited Pro Forma Condensed Combined Statement of Operations	3
Notes to Unaudited Pro Forma Financial Information	4
     (d) The exhibits listed in the Exhibit Index below are filed with this report.

SIGNATURES
     Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISITE, INC.
Date: November 28, 2007	By:	/s/ James W. Pluntze
James W. Pluntze
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Financial statements of business acquired

99.2	Pro forma financial information